Exhibit 99.4

Neptune Provides Sprout Organics Distribution Update

Sprout up 40% in the latest four weeks of Nielsen data - outperforming the baby food category across the board for all time periods measured

Exploring potentially expanding into new product categories beyond the Baby Food Aisle

LAVAL, QUÉBEC, CANADA AND MONTVALE, N.J., UNITED STATES – July 20, 2022 – Today Neptune Wellness Solutions Inc. ("Neptune" or the "Company") (NASDAQ: NEPT) (TSX: NEPT), a diversified and fully integrated health and wellness company focused on plant-based, sustainable and purpose-driven lifestyle brands, is providing a distribution update for Sprout Organics (“Sprout”), an organic plant-based baby food and toddler snack company, highlighting strong growth in the latest four weeks of Nielsen data and discussing its potential expansion into new product categories beyond the baby food aisle.

Certain information in this news release has been historically provided by Neptune in its quarterly and annual earnings calls. Due to the timing of Neptune’s most recent call, the availability of such information and certain other matters in which Neptune was engaged at the time of such call, such information was not available or could not be properly or fully shared at that time. As a result, this information is being provided now to investors in Neptune in a supplemental news release to ensure that investors have such information available to them related to the business and operations of Sprout.

Distribution Gains

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Distribution: Now available in 90% of the organic baby food market, up from only 50% a year-ago
•
SKU Count: 92 SKUs available vs 74 SKUs a year-ago
•
Store Count: Products are now in 27,000 doors vs 18,500 doors a year-ago, a 45% increase
•
Added Distribution: In the last year, Sprout has established several distribution gains with leading retailers, including Target, Walmart, major supermarket chains and the largest national pharmacy chain in the United States (in 5,000 of their 9,900 doors), and is now shipping direct-to-consumers via the Sprout Organics website
•
Geographic presence: Now available in all 50 states, as well as in Canada

Market Share & Growth

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Sales Growth: Sprout grew 40%, vs 15% for the overall category, in the latest four weeks of Nielsen data for the period ending June 18, 2022, outperforming the product category in all time periods measured

Nielsen xAOC and Total US Food, W/E 06-18-22

% Dollar CYA

22.4%
29.6%
30.2%
40.4%

SPROUT®
ORGANICS

Latest 52 Wks - W/E 06/18/22 · Latest 26 Wks - W/E 06/18/22 · Latest 13 Wks - W/E 06/18/22 · Latest 4 Wks - W/E 06/18/22

•
Market Share by Category:
o
Toddler Meals: Sprout has a 19% share of the $14 million Toddler Meals category, with velocities (how quickly a product is sold) outperforming the category by 5%
o
Snacks: Sprout has a 5% share of the $199 million Snacks category, with velocities slightly underperforming the category (sales of newly launched Sprout Snack Bars are not yet reflected in the data)
o
Pouches: Sprout has a 5% share of the $410 million Pouch category, with velocities outperforming the category by 33%

Supply Chain Simplification

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Sprout has streamlined its supply chain to focus on fewer strategic partnerships, reducing the overall number of vendors it works with from 55 down to 22. This has allowed Sprout to improve supply chain efficiency and reduce costs, while maintaining fill rates.

Category Expansion

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According to Nielsen data, Sprout’s sales in the organic toddler meal category have grown at an accelerated rate since September 2020, outpacing growth for the Organic Baby Food category as a whole.
•
The prepared foods category represents a $3.6 billion market size (according to Nielsen data), which is more than double the size of the baby food market and where data shows gross margins in the 30% range.
•
New Up-Age meal products - Mealz™, a Sprout line of organic heat-and-serve bowls for children, which are a convenient option for busy parents who want to ensure their children get a full serving of vegetables – should be available as early as Fall 2022.
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Sprout is also exploring further category expansion, including Cereal, an estimated $21 billion market size; Vitamins, an estimated $7 billion market size; and Beverages, an estimated $124 billion market size (in each case, according to Nielsen data).

Statement from Sprout Management:

“We believe that our expansion efforts, in parallel with our cost-management strategy, will allow our products to disrupt the organic food market at a higher level. We intend to release new products into categories where we see potential for Sprout to capture sales demand in high-growth markets. By leveraging our expertise and unique partnerships, we seek to continue to strengthen our position and brand as a leader in the organic food sector and beyond.”

About Neptune Wellness Solutions Inc.

Headquartered in Laval, Quebec, Neptune is a diversified health and wellness company with a mission to redefine health and wellness. Neptune is focused on building a portfolio of high quality, affordable consumer products in response to long-term secular trends and market demand for natural, plant-based, sustainable and purpose-driven lifestyle brands. The Company utilizes a highly flexible, cost-efficient manufacturing and supply chain infrastructure that can be scaled to quickly adapt to consumer demand and bring new products to market through its mass retail partners and e-commerce channels. For additional information, please visit: https://neptunewellness.com/.

About Sprout Organics

Sprout Organics is an organic baby food brand that strives to make mealtime easy and fun for parents and babies through delicious snacks and meals made with fresh, organic ingredients. The company aims to make life less complicated, give children a head start in life, and explore new foods with excitement with three simple promises: Keep it real, keep it simple and keep it fun. Sprout uses only the best, real and organic ingredients in everything it makes which means certified organic foods in every bite straight from nature, no GMOs. To learn more, please visit www.sproutorganics.com.

Disclaimer – Safe Harbor Forward–Looking Statements

This press release contains "forward-looking information" and "forward-looking statements" (collectively, "forward-looking statements") within the meaning of applicable securities laws. All statements, other than statements of historical fact, are forward-looking statements and are based on expectations, estimates, and projections as at the date of this news release. Any statement that involves discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions, future events or performance are not statements of historical fact and may be forward-looking statements. In this press release, forward-looking statements include, among other things, statements with respect to the potential growth and market opportunities for Sprout, the success of Sprout’s products, the operational efficiencies achieved by Sprout and the ability of Sprout to maintain and improve upon such operational efficiencies, the development and timing of new products and product launches and the expansion of Sprout into new product categories generally. These forward-looking statements are based on assumptions and estimates of management at the time such statements were made. Actual future results may differ materially as forward-looking statements involve known and unknown risks, uncertainties, and other factors including, principally, risks relating to supply chain disruptions and regulatory and litigation risks, as well as the other risks discussed under the heading “Risk Factors” in the Annual Report on Form 10-K for the year ended March 31, 2022 of Neptune Wellness Solutions Inc. (“Neptune”) filed on July 8, 2022, as well as other factors described from time to time in Neptune’s filings with the U.S. Securities and Exchange Commission. Sprout and Neptune undertake no obligation to publicly update or revise any forward-looking statement because of new information, future events or otherwise, except as otherwise required by law. If we do update one or more forward-looking statements, no inference should be made that we will make additional updates with respect to those or other forward-looking statements.

Neither NASDAQ nor the Toronto Stock Exchange accepts responsibility for the adequacy or accuracy of this release.

Contact Information:

Media Contacts:

media@neptunecorp.com

Jessica Adkins, SVP Corporate Communications

Neptune Wellness Solutions, Inc.

j.adkins@neptunecorp.com

Investor Contacts:

Morry Brown, VP Investor Relations

Neptune Wellness Solutions, Inc.

m.brown@neptunecorp.com

Valter Pinto, Managing Director

KCSA Strategic Communications

neptune@kcsa.com

212.896.1254